UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number: 811-06113
The Caldwell & Orkin Funds, Inc.

(Exact name of registrant as specified in charter)
5185 Peachtree Parkway, Suite 370, Norcross, GA 30092-6542

(Address of principal executive offices) (Zip code)
Michael B. Orkin, 5185 Peachtree Parkway, Suite 370, Norcross, Georgia 30092-6542

(Name and address of agent for service)
Registrant’s telephone number, including area code: 678-533-7850
Date of fiscal year end: 4/30
Date of reporting period: 4/30/2008
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Investment Adviser		Shareholder Accounts
C&O Funds Advisor, Inc.	Market Opportunity Fund	c/o JPMorgan
5185 Peachtree Parkway		P.O. Box 5354
Suite 370		Cincinnati, Ohio 45201-5354
Norcross, Georgia 30092-6542		(800) 467-7903
(800) 237-7073
Annual Report to Shareholders

Dear Fellow Shareholder:	June 27, 2008
The Caldwell & Orkin Market Opportunity Fund (the “Fund”) dipped -2.23% in the 6-month period ended April 30, 2008. The S&P 500 with Income index (S&P 500) fell -9.68% during the same period. For the 12 months ended April 30, 2008, the Fund rose 17.92%, while the S&P 500 was down -4.76%. And, since commencement of active management on August 24, 1992 through April 30, 2008, the Fund has generated a 10.68% average annual return. The S&P 500 has had a 10.12% average annual return during the same period. Of course, past performance is no guarantee of future results.
Importantly, the Fund has achieved these results while maintaining a low market risk profile and with little reliance on the movement of the stock market (see pages 5, 6 and 7). Since we began actively managing the Fund on August 24, 1992, the Fund’s price movements have correlated very little (3.19%) with the price movements of the S&P 500. An S&P 500 index fund has a 100% correlation to the market. The Fund’s lack of correlation to the market indicates that its performance is not attributable to that of the index. Additionally, given the Fund’s low correlation to its benchmark (the S&P 500), deviations in Fund performance relative to the S&P 500’s performance are to be expected. (Statistical computations by Ned Davis Research, Inc.)
Management Discussion and Analysis
The Market Opportunity Fund opened the annual review period on May 1, 2007 positioned 69.8% long, -22.2% short (47.6% net long), 0.9% in call options, 3.4% in put options, and 3.7% in cash and cash equivalents. Our largest long sector exposure was to cosmetic / personal care companies, and our largest short exposure was to mortgage and related financial services companies, followed by clothing retailers and residential and commercial builders.
The portfolio reflected our continued concerns with the housing bubble and subprime mortgage credit crisis. Over the past several years, many mortgage lenders have made loans to homebuyers with poor or less-than-prime credit worthiness (subprime and Alt-A borrowers). Many of those loans were adjustable rate mortgages (ARM’s), and when the interest rates on those loans began adjusting upwards, it put pressure on subprime borrowers’ ability to meet the increased monthly mortgage payments. Delinquency rates and foreclosures rose, hurting the subprime mortgage lenders as well as other companies that packaged, rated, bought, or were in some way connected with the loans, including homebuilders. We refer to these companies as the subprime mortgage sector, and they generally include the industry groups denoted with (s) on the Sector Diversification table on page 9. Short exposure to the identified industry groups totaled -19.58% at April 30, 2008.
During the first calendar quarter of 2007, the Fund benefited handsomely from the meltdown in the subprime mortgage sector. Moving into the second quarter, we believed the effects of the meltdown would bleed over into other areas of the credit industry and the greater economy. During April, however, the subprime sector saw a bounce, adversely affecting our subprime and related shorts and put options. Several cash-strapped subprime lenders received life-prolonging cash infusions from their investors, who believed they had much more to lose if the lenders went belly-up. Other companies sold off their “good” loan portfolios to raise cash, keeping the poorer performing loans. At the time, most of Wall Street rewarded these last-ditch efforts, bidding up share prices.
We maintained our net long positioning throughout May (see the Equity Investment Position chart on page 7). Although the market did well (the S&P 500 gained 3.42%), the Fund lagged, losing -2.03%. The shorts got hit hard, down -10.10% in May, and the put options also declined.
We stayed relatively fully invested in June, but brought the Fund’s net long positioning down somewhat. Performance came back, as the subprime contagion spread, and credit industry bleeding intensified. On June 18, 2007, a hedge fund that invested in collateralized debt obligations (CDO’s) imploded. (CDO’s are leveraged debt instruments created by the wizards of Wall Street that package loans backed by various asset classes – mortgages, credit cards, commercial real estate, etc. They are sliced into different risk tranches and sold to investors.) When the hedge fund tried to sell its assets, 90% of which were rated no lower than AA, it received a cool reception, with bids rumored to be only about $0.50 on the dollar. So much for Wall Street wizardry built on mis-rated securities. The Fund gained 2.08% in June, while the S&P 500 dipped -1.68%.
The Fund entered July fully invested (97.3%) and 20.3% net long. The subprime mortgage contagion carried into July, and the markets pulled back (the S&P declined -3.06%). The Fund turned in a strong performance, rising 7.39%, thanks to a combination of asset allocation moves, shorts targeted at credit-sensitive financials and homebuilders, as well as individual security selection. During July we reduced the longs, increased cash, and added selected shorts, closing the month 5.5% net long and 13.2% in cash (86.8% invested). The short portfolio worked beautifully, returning 19.88% in July, and the put options also contributed to performance.
Rising fear of a recession led the Fed in August to cut the rate it charges member banks that borrow from the discount window, and loosen its borrowing terms. The Fed’s bid to stabilize the credit markets by making liquidity more readily available stopped the slide on Wall Street, but it was really nothing more than a band-aid on a gaping wound. We added to both the long and short portfolios in August, closing the month 3.4% net long and 99.0% invested. The markets reversed in August, with the S&P rising 1.45%. The Fund gained 4.44%, again thanks again to strong performance by the shorts.
In September, the Fed lowered the Fed funds rate by 50 basis points (0.50%). Wall Street applauded the Fed’s role as an ally in the containment of the credit crisis, and the S&P gained 3.74% in September. The Fund rose 3.15%, with the longs gaining 4.88%, and the shorts returning 0.67%.
We maintained our relatively low net exposure to the market through October. At points we were slightly net long, other times slightly net short. The Fund’s asset allocation and stock selection both clicked again in October. The Fund rose 4.26% and the S&P 500 was up 1.64%. Our longs beat the market, rising 2.94%, and the shorts showed positive performance, rising 4.89%.
We opened the second half of the Fund’s fiscal year November 1, 2007 positioned 51.3% long, -46.5% short (4.8% net long), 1.2% in call options, 0.8% in put options, and 0.2% in cash and cash equivalents (99.8% invested). Food preparation companies represented the largest exposure on the long side (5.16%), and investment brokers topped the shorts (-5.67%).
The combined effect of the credit crisis, the severe downturn in housing and fears of a recession kept investors nervously pacing on the sidelines. The S&P 500 declined -4.26% and -0.69% in November and December, respectively, and the Fund was up 2.44% and 1.77% in those months. Credit goes to the shorts in November (the shorts returned 8.06%), and the asset allocation mix in December. Both the longs and shorts were down in December, but our changing mix of long and short investments during the month (the asset allocation) helped generate a positive return. We were long the right stocks at the right time, and short the right stocks at the right time. Active asset allocation works.
The markets started the New Year on rocky footing. The S&P fell -5.96% and -3.32% in January and February as Wall Street (and Main Street) came to grips with a recessionary economic environment and growing talk of a bear market. The Fund dipped -2.23% and -0.72% those months. A challenging period for the Fund during the first month of the year was the last 10 days of January when consumer cyclical stocks ran up, hurting our performance. Performance was positive before the run-up.

While many acknowledge that the Federal Reserve had a complicit hand in inflating the credit bubble, the first calendar quarter of 2008 will long be remembered for the Fed’s aggressive intervention in helping manage its implosion. To cope with the bursting of the internet bubble in 2000, the Fed kept interest rates artificially low for a prolonged period. Abundant liquidity and lax lending standards were the one-two punch aggressive lenders needed, and a housing bubble resulted. These events intertwined to significantly increase risk in the financial markets, particularly the credit markets. During 2007, the Fund profited handsomely from short exposure to the subprime mortgage sector as many industries within that sector collapsed. On Friday, March 14, 2008 the Fed announced an unparalleled, highly aggressive move – a $30 billion loan package for investment bank Bear Stearns, which found itself in a severe liquidity crisis. Over that weekend, the Fed orchestrated Bear being sold to JP Morgan for a pittance of its share price just a week earlier. While that bid was eventually raised, the buyer is still nabbing Bear at a steep discount to its value before the credit crisis. The S&P dipped slightly in March, down -0.43%, and the Fund also fell, declining
-1.85%.
The market finally reversed course in April, with the S&P gaining 4.94% on the strength of financial stocks. The Fund dipped -1.56% in April.
Late last year we started buying several financials focused on quality mortgages guaranteed by government sponsored enterprises (GSEs). Earlier this year, the Fund was even net long financials (and we profited from that exposure). Because much of the Street thinks that the credit crises is in its final stages (during one day in April, the chairmen of three top investment brokers said we were in the late innings of the crisis), and that financial stocks may follow that idea for some time to come, we significantly reduced our short exposure in financials. We believe we are not in the late innings of the credit crisis. We believe there is more pain to come. However, in order to minimize losses, we covered several financials, retailers and restaurants. We plan on reshorting these at a later date. Given the volatility and lack of current direction in the market, the Fund’s cash position has increased.
The Fund closed its fiscal year April 30, 2008 positioned 44.64% long, -38.80% short (5.84% net long), 0.76% in put options, 0.74% in call options and 15.06% in cash & equivalents. The Fund’s industry concentrations are broken down on page 9 of this Annual Report.
Outlook
We may be in a bear market in stocks, but there is a bull market in acronyms. During the first quarter of 2008, the Fed unleashed an alphabet soup of liquidity enhancement devices on the market. They announced a $200 billion Term Securities Lending Facility (TSLF) through which banks could submit mortgage-backed securities (MBS) as collateral for U.S. Treasury loans. They also introduced the Primary Dealer Credit Facility (PDFC), opening up the discount window to investment banks for the first time, and the Term Auction Facility (TAF), where the Fed auctions term funds to depository institutions. The acronyms now do battle. The credit deterioration of the MBS, CDOs, CLOs and CMOs are restricting liquidity, while the TAFs, TSLFs and PDCFs fight to unfreeze the credit markets.
The explosion in acronyms is directly correlated to the implosion in the credit markets. We expect further market turmoil as the credit crisis continues. The Fed and the Treasury Department are working furiously to prevent systemic risk from taking down the markets (and the economy). The housing crisis has more room to run. Home prices will continue to decline, taking with it homeowner’s equity and consumer purchasing power. Again, we feel there is more pain to come, and we will manage the Fund’s long and short equity selections, and the allocations between those asset classes, accordingly.
The current secular bear market started January 14, 2000 according to Ned Davis Research, Inc. During this secular bear market, we have been through two cyclical bull markets, of which we are in the second. Between January 14, 2000 and April 30, 2008, the total return (not annual return) of the S&P 500 was 8.42%. The NASDAQ Composite Index was down -40.63%. The Market Opportunity Fund was up 56.13% during that period. We manage the Fund for a full market cycle, and we measure the Fund’s performance relative to the market in that context. We eat our own cooking here, and we’re going to continue following the same recipe, managing for risk as well as return.

On behalf of all of us at Caldwell & Orkin, I thank you for your continued support.
Sincerely,
Michael B. Orkin, CFA
Portfolio Manager and Chief Investment Officer
The Fund’s investment objective is to provide long-term capital growth with a short-term focus on capital preservation. We use active asset allocation — the opportunistic shifting of assets between long stock positions, short stock positions (selling borrowed stock and attempting to replace the borrowed securities in the future at a lower price), options, bonds and cash equivalents — to manage exposure to market risk (the risk that the broad market declines, taking good companies down with it). Short positions and put options are employed with the intent of making money when those stocks we judge to be overvalued fall. The Fund’s disciplined investment philosophy and active management style typically leads to higher-than-average portfolio turnover. High turnover may have an unfavorable impact on the amount of taxable distributions paid to shareholders. Higher turnover may also result in higher brokerage costs for the Fund. The Fund’s turnover rate will generally exceed 100% per year, and will not be a limiting factor when we deem change appropriate.
Importantly, one of the risks of a long / short (or hedged) investment approach is that the Fund may lose money in a rising stock market since short positions and put options generally decline in value as the market rises. A disciplined investment process emphasizing both fundamental research and technical analysis is used to manage stock risk (the risk that a stock underperforms due to company-specific reasons).
An investment in the Fund involves many other risks in addition to those mentioned above. For a complete discussion of these risks, as well as the expenses associated with investing in the Fund, please request a copy of the Fund’s Prospectus by calling (800) 237-7073. In summary, our goal is to make money over a full market cycle, but with less stomach churn.
The performance data quoted represents past performance. Past performance does not predict future performance, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. To obtain performance information current to the most recent month-end, please call (800) 237-7073. Fund holdings, industry and asset allocations are subject to change without notice. The Fund’s performance assumes the reinvestment of income, dividend and capital gain distributions, if any.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
STATISTICAL RISK PROFILE 8/31/1992 – 4/30/2008
Ten Worst S&P 500 with Income Days

Date	C&O MOF	S&P 500	Variance
10/27/1997	-1.60%	-6.89%	5.29%
8/31/1998	0.42	-6.79	7.21
4/14/2000	1.81	-5.82	7.63
9/17/2001	1.16	-4.92	6.08
3/12/2001	0.05	-4.31	4.36
9/03/2002	0.79	-4.15	4.94
8/27/1998	-0.19	-3.83	3.64
1/04/2000	0.27	-3.83	4.10
7/19/2002	-0.05	-3.83	3.78
8/04/1998	0.10	-3.62	3.72

The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 with Income on all ten of the ten worst days, and was positive on seven of the ten days.
Ten Worst S&P 500 with Income Weeks

Week Ending	C&O MOF	S&P 500	Variance
9/21/2001	1.63%	-11.57%	13.20%
4/14/2000	4.51	-10.52	15.03
7/19/2002	0.65	-7.96	8.61
7/12/2002	1.01	-6.81	7.82
3/16/2001	0.05	-6.69	6.74
10/15/1999	2.86	-6.61	9.47
1/28/2000	0.27	-5.61	5.88
1/18/2008	0.80	-5.37	6.17
9/04/1998	0.33	-5.15	5.48
8/28/1998	0.65	-4.98	5.63

The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 with Income in all ten of the ten worst weeks, and was positive all ten of those weeks.
Ten Worst S&P 500 with Income Months

Month	C&O MOF	S&P 500	Variance
August 1998	3.12%	-14.46%	17.58%
September 2002	2.10	-10.86	12.96
February 2001	4.78	-9.13	13.91
September 2001	3.29	-8.06	11.35
November 2000	6.92	-7.91	14.83
July 2002	1.23	-7.76	8.99
June 2002	0.53	-7.12	7.65
March 2001	0.40	-6.31	6.71
August 2001	0.86	-6.30	7.16
April 2002	2.21	-6.03	8.24

The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 with Income in all ten of the ten worst months, and was positive all ten of those months.
Statistical Risk Measurements

	C&O MOF	S&P 500
Correlation Coefficient (R-Squared)	3.19%	100.0%
Beta	-0.09	1.00
Standard Deviation	0.51	1.02
Sharpe Ratio	0.81	0.43
Semi-Variance (downside volatility)	0.12	0.50
Performance During the Last Three Market Downturns of 10% or More

	C&O MOF	S&P 500
October 9, 2007 through April 30, 2008	-0.54%	-10.50%
November 27, 2002 through March 11, 2003	2.19%	-14.28%
August 22, 2002 through October 9, 2002	3.94%	-19.12%
Short selling began May 2, 1994. Past performance is no guarantee of future results.
Computations by Ned Davis Research, Inc.

Caldwell & Orkin Market Opportunity Fund
Total Return Performance Summary Through April 30, 2008

		C&O Market	S&P 500
Fiscal		Opportunity	with Income
Year Ended		Fund	Index[2]
1991		1.25%	0.57%
1992		11.96%	14.07%
1993	*	15.09%	9.23%
1993	**	21.09%	9.28%
1994		16.48%	5.30%
1995		-2.28%	17.40%
1996		31.80%	30.18%
1997		23.24%	25.11%
1998		25.77%	41.02%
1999		19.43%	21.80%
2000		-0.02%	10.09%
2001		11.43%	-12.97%
2002		1.88%	-12.65%
2003		1.12%	-13.35%
2004		-3.55%	22.87%
2005		-0.17%	6.34%
2006		-2.74%	15.42%
2007		15.31%	15.27%
2008		17.92%	-4.76%
Six months ended 4/30/2008		-2.23%	-9.68%
Twelve months ended 4/30/2008		17.92%	-4.76%
Since 8/24/92	[3]	391.46%	353.71%

Average Annual Returns Through April 30, 2008 [1]

One Year		17.92%	-4.76%
Three Years		9.77%	8.21%
Five Years		4.95%	10.61%
Ten Years		5.73%	3.87%
Since 8/24/92	[3]	10.68%	10.12%
Net Asset Allocation

October 31, 2007	April 30, 2008

Common Stock Sold Short represents the market value, excluding margin requirements.

[1]	Performance figures represent past performance and do not indicate future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See additional performance disclosure on page 3.

[2]	The S&P 500 with Income index (“S&P 500”) is a widely recognized unmanaged index of U.S. Stocks. The S&P 500 figures do not reflect any fees or expenses, nor do they reflect the use of short positions. There is no unmanaged index currently available which reflects the use of both long and short positions. We cannot predict the Fund’s future performance, but we expect that our investment strategy, which includes the use of short sales, will cause the Fund’s performance to fluctutate independently from the S&P 500. While the portfolio is hedged, our stategy may prevent the Fund from participating in market advances, yet it may offer the Fund downside protection during market declines.

[3]	Effective August 24, 1992, the Caldwell & Orkin Market Opportunity Fund changed its investment objective to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation. Prior to that time, the Fund was passively managed and indexed to the largest 100 over-the-counter (OTC) stocks.

*	For the full fiscal year ending April 30, 1993.

**	From August 24, 1992 through April 30, 1993 — the portion of the year using the Caldwell & Orkin’s active style of investment management.

Caldwell & Orkin Market Opportunity Fund Versus S&P 500 with Income Index
Since Commencement of Active Style of Investment Management
Results of a Hypothetical $10,000 Investment
August 24, 1992 through April 30, 2008
     Past performance does not predict future performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See additional disclosure on page 4.
Chart courtesy of Ned Davis Research, Inc.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
DISCLOSURE OF FUND EXPENSES (UNAUDITED)
We believe it is important for you to understand the impact of fees and expenses on your investment in the Caldwell & Orkin Market Opportunity Fund. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs related to the purchase and redemption of Fund shares, including redemption fees and brokerage commissions (if applicable); and (2) ongoing costs, including management fees, administrative expenses, portfolio transaction costs and other Fund expenses. A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The below example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, November 1, 2007 through April 30, 2008. The table below illustrates the Fund’s expenses in two ways:
Based on Actual Fund Returns
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Based on a Hypothetical 5% Return for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or brokerage commissions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Annualized	Expenses Paid
	Beginning Account	Ending Account	Expense	During Period *
	Value 11/1/2007	Value 4/30/2008	Ratio	11/1/2007-4/30/2008
Actual Fund Return	$1,000.00	$977.70	2.28%	$11.21

Hypothetical 5% Annual Return before expenses	$1,000.00	$1,013.53	2.28%	$11.41

*	Expenses are equal to the Fund’s annualized expense ratio of 2.28%, multiplied by the average account value over the period, multiplied by 182, and divided by 366 (to reflect the one-half year period).

CALDWELL & ORKIN MARKET OPPORTUNITY FUND SECTOR DIVERSIFICATION (unaudited)
The following table presents the Caldwell & Orkin Market Opportunity Fund’s 4/30/2008 portfolio holdings by sector based on total net assets, sorted by net exposure (net long to net short)

		Long	Short	Total (a)	Net (b)
	Diversified Operations	3.40%		3.40%	3.40%
	Utility — Electric Power	3.07%		3.07%	3.07%
	Retail — Clothing / Shoe	3.36%	-0.77%	4.13%	2.59%
	Food — Miscellaneous Preparation	2.54%		2.54%	2.54%
	Commercial Services — Security / Safety	2.09%		2.09%	2.09%
	Electrical — Equipment	2.00%		2.00%	2.00%
	Internet — Content	1.84%		1.84%	1.84%
	Oil & Gas — US Exploration & Production	1.74%		1.74%	1.74%
	Beverages — Soft Drinks	1.57%		1.57%	1.57%
	Leisure — Movies & Related	1.44%		1.44%	1.44%
	Electronic — Scientific / Measuring	1.93%	-0.56%	2.49%	1.37%
	Medical — Products	1.19%		1.19%	1.19%
	Computer Software — Education / Entertainment	1.17%		1.17%	1.17%
	Tobacco	1.12%		1.12%	1.12%
	Oil & Gas — Machinery / Equipment	1.05%		1.05%	1.05%
	Agricultural Operations	1.03%		1.03%	1.03%
	Chemicals — Fertilizers	1.03%		1.03%	1.03%
	Retail — Discount & Variety	1.01%		1.01%	1.01%
	Media — Cable / Satellite TV	0.96%		0.96%	0.96%
	Oil & Gas — Drilling	0.96%		0.96%	0.96%
	Medical — Hospitals	2.01%	-1.13%	3.14%	0.88%
	Pollution Control — Services	0.73%		0.73%	0.73%
	Energy — Other	0.67%		0.67%	0.67%
	Medical / Dental — Supplies	0.67%		0.67%	0.67%
	Oil & Gas — International Integrated	0.65%		0.65%	0.65%
	Electronic — Miscellaneous Products	0.56%		0.56%	0.56%
	Electronic — Component / Connectors	0.54%		0.54%	0.54%
	Oil & Gas — Transport / Pipeline	0.54%		0.54%	0.54%
	Computer — Manufacturers	0.52%		0.52%	0.52%
	Media — Diversified	0.46%		0.46%	0.46%
	Retail — Consumer Electronics	0.55%	-0.43%	0.98%	0.12%
(s)	Banks — Money Center	0.61%	-0.50%	1.11%	0.11%
	Cosmetics / Personal Care	1.08%	-1.17%	2.25%	-0.09%
	Retail — Super / Mini Markets		-0.42%	0.42%	-0.42%
(s)	Real Estate Operations		-0.48%	0.48%	-0.48%
(s)	Finance — Consumer / Commercial Lenders		-0.58%	0.58%	-0.58%
	Computer — Tech Services		-0.63%	0.63%	-0.63%
	Commercial Services — Staffing		-0.81%	0.81%	-0.81%
(s)	Banks — Northeast		-0.83%	0.83%	-0.83%
(s)	Building — Construction Products / Miscellaneous		-0.85%	0.85%	-0.85%
	Oil & Gas — Refining / Marketing		-0.92%	0.92%	-0.92%
	Retail — Restaurants	0.55%	-1.54%	2.09%	-0.99%
	Auto Manufacturers		-1.04%	1.04%	-1.04%
	Retail / Wholesale — Jewelry		-1.04%	1.04%	-1.04%
(s)	Building — Hand Tools		-1.09%	1.09%	-1.09%
	Medical — Systems / Equipment		-1.11%	1.11%	-1.11%
	Retail / Wholesale — Autos / Parts		-1.15%	1.15%	-1.15%
	Commercial Services — Leasing		-1.17%	1.17%	-1.17%
	Office — Equipment & Automation		-1.18%	1.18%	-1.18%
(s)	Banks — West / Southwest		-1.57%	1.57%	-1.57%
(s)	Banks — Southeast		-1.64%	1.64%	-1.64%
	Medical — Outpatient / Home Care		-1.67%	1.67%	-1.67%
(s)	Finance — Investment Brokers		-1.85%	1.85%	-1.85%
(s)	Building — Residential / Commercial		-1.90%	1.90%	-1.90%
	Apparel — Clothing Manufacturing		-2.48%	2.48%	-2.48%
(s)	Leisure — Products		-2.75%	2.75%	-2.75%
(s)	Banks — Super Regional		-2.76%	2.76%	-2.76%
(s)	Building — Cement / Concrete / Aggregates		-2.78%	2.78%	-2.78%

	Subtotal Equities (long & short positions)	44.64%	-38.80%	83.44%	5.84%
	Call Options	0.74%		0.74%
	Put Options	0.76%		0.76%
	Other Assets Less Liabilities	15.06%		15.06%

	Total Portfolio Holdings	61.20%	-38.80%	100.00%

(a)	Total exposure is Long exposure plus the absolute value of the Short exposure.

(b)	Net exposure is Long exposure less Short exposure.

(s)	Subprime mortgage lending & related sectors

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
April 30, 2008

			Market
		Shares	Value
COMMON STOCKS (LONG POSITIONS)	44.64%

Agricultural Operations	1.03%
Monsanto Co		20,600	$2,348,812

Banks — Money Center	0.61%
JP Morgan Chase & Co		29,300	1,396,145

Beverages — Soft Drinks	1.57%
Coca Cola Co		61,000	3,591,070

Chemicals — Fertilizers	1.03%
Mosaic Company *		19,300	2,364,443

Commercial Services — Security / Safety	2.09%
Corrections Corp Of America *		186,800	4,763,400

Computer — Manufacturers	0.52%
Apple Inc *		6,800	1,182,860

Computer Software — Education / Entertainment	1.17%
Activision Inc *		98,500	2,664,425

Cosmetics / Personal Care	1.08%
Procter & Gamble		36,700	2,460,735

Diversified Operations	3.40%
Berkshire Hathaway Cl B *		290	1,292,530
Harsco Corp		60,600	3,595,398
SPX Corp		13,100	1,611,300
Tyco International Ltd		27,300	1,277,367

			7,776,595

Electrical — Equipment	2.00%
ABB Ltd *		90,200	2,766,434
General Cable Corp *		27,000	1,809,000

			4,575,434
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS — (Continued)
April 30, 2008

			Market
		Shares	Value
Electronic — Component / Connectors	0.54%
Tyco Electronics Ltd		33,000	$1,234,530

Electronic — Miscellaneous Products	0.56%
Corning Inc		48,300	1,290,093

Electronic — Scientific / Measuring	1.93%
Itron Inc *		47,400	4,411,992

Energy — Other	0.67%
Covanta Holding Corp *		57,400	1,528,562

Food — Miscellaneous Preparation	2.54%
HJ Heinz Company		69,900	3,289,494
Kraft Foods Inc Cl A		79,700	2,520,911

			5,810,405

Internet — Content	1.84%
Bankrate Inc *		35,500	1,854,520
Google Inc *		4,100	2,354,589

			4,209,109

Leisure — Movies & Related	1.44%
Discovery Holding Co Cl A *		113,000	2,617,080
Imax Corp *		102,200	676,564

			3,293,644

Media — Cable / Satellite TV	0.96%
Sirius Satellite Radio *		849,000	2,181,930

Media — Diversified	0.46%
Walt Disney Company		32,500	1,053,975

Medical — Hospitals	2.01%
Tenet Healthcare Corp *		717,000	4,588,800

Medical — Products	1.19%
St Jude Medical Inc *		62,100	2,718,738
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS — (Continued)
April 30, 2008

			Market
		Shares	Value
Medical / Dental — Supplies	0.67%
Becton Dickinson & Co		17,200	$1,537,680

Oil & Gas — Drilling	0.96%
Patterson-Uti Energy Inc		36,100	1,008,634
Transocean Inc		8,100	1,194,426

			2,203,060

Oil & Gas — International Integrated	0.65%
Petroleo Brasileiro Sa Petro ADR		12,200	1,481,324

Oil & Gas — Machinery / Equipment	1.05%
Baker Hughes Inc		29,600	2,394,048

Oil & Gas — Transport / Pipeline	0.54%
Boardwalk Pipeline Partners		49,200	1,244,268

Oil & Gas — US Exploration & Production	1.74%
Chesapeake Energy		27,700	1,432,090
Comstock Resources *		26,300	1,196,387
Goodrich Petroleum Corp *		39,800	1,344,444

			3,972,921

Pollution Control — Services	0.73%
Waste Management Inc		46,100	1,664,210

Retail — Clothing / Shoe	3.36%
Abercrombie & Fitch Co		32,300	2,400,213
Aeropostale Inc *		14,500	460,955
Childrens Place Retail *		93,800	2,180,850
Urban Outfitters Inc *		76,800	2,630,400

			7,672,418

Retail — Consumer Electronics	0.55%
Gamestop Corp Cl A *		22,700	1,249,408

Retail — Discount & Variety	1.01%
99 Cents Only Store *		243,000	2,310,930
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS — (Continued)
April 30, 2008

			Market
		Shares	Value
Retail — Restaurants	0.55%
Burger King Holdings Inc		44,800	$1,249,920

Tobacco	1.12%
Philip Morris Intl Inc *		50,000	2,551,500

Utility — Electric Power	3.07%
Entergy Corp		11,500	1,320,890
FPL Group Inc		42,300	2,804,067
ITC Holdings Corp		51,700	2,883,826

			7,008,783

Total Common Stocks (Held Long)	44.64%		$101,986,167

(Cost $98,061,884)

CALL OPTIONS *	0.74%

Banks — Money Center	0.06%
Citigroup Inc, Call 6/21/2008 - 25.00		941	$142,091

Beverages — Soft Drinks	0.20%
Coca Cola Co, Call 8/16/2008 - 60.00		2,153	441,365

Computer — Manufacturers	0.24%
Apple Inc, Call 1/17/2009 - 120.00		87	533,310

Diversified Operations	0.09%
General Electric Co, Call 9/20/2008 - 35.00		2,500	212,500

Electronic — Scientific / Measuring	0.07%
Itron Inc, Call 5/17/2008 - 95.00		307	162,710

Exchange-Traded Fund	0.08%
S&P 500 Depositary Receipt, Call 6/21/2008 - 140		575	189,750

Total Call Options	0.74%		$1,681,726

(Cost $2,368,269)
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS — (Continued)
April 30, 2008

			Market
		Shares	Value
PUT OPTIONS *	0.76%

Apparel — Clothing Manufacturing	0.18%
Polo Ralph Lauren Corp, Put 7/19/2008 - 60.00		1,200	$420,000

Banks — West / Southwest	0.11%
Zions Bancorp, Put 10/18/2008 - 50.00		374	258,060

Building — Cement / Concrete / Aggregates	0.09%
Martin Marietta Materials, Put 10/18/2008 - 115.00		88	132,000
Vulcan Materials Co, , Put 1/17/2009 - 70.00		82	84,460

			216,460

Finance — Consumer / Commercial Lenders	0.12%
Capital One Financial Cp, Put 9/20/2008 - 50.00		550	275,000

Medical — Outpatient / Home Care	0.06%
Amedisys Inc, Put 9/20/2008 - 40.00		930	130,200

Retail — Clothing / Shoe	0.04%
Chicos Fas Inc, 8/16/2008 - 10.00		286	82,940

Retail — Mail Order & Direct	0.08%
Cabelas Inc, Put 9/20/2008 - 15.00		771	177,330

Retail — Restaurants	0.07%
Panera Bread Co Cl A, Put 8/16/2008 - 40.00		803	152,570

Retail / Wholesale — Jewelry	0.01%
Zale Corp, Put 5/17/2008 - 20.00		352	21,120

Total Put Options	0.76%		$1,733,680

(Cost $2,855,621)
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS — (Continued)
April 30, 2008

			Market
		Shares	Value
Money Market Fund	55.82%
JP Morgan U.S. Treasury Plus
Money Market Fund **			$127,518,401

Total Money Market Fund	55.82%		$127,518,401

(Cost $127,518,401)

Total Investment in Securities	101.96%		$232,919,974

(Cost $230,804,175)

Other Assets Less Liabilities	(1.96)%		(4,465,637)

Total Net Assets	100.00%		$228,454,337

*	Non-income producing security

**	A portion of the Money Market Fund assets are held as collateral for short sales activity.

COMMON STOCKS (SHORT POSITIONS)	(38.80)%

Apparel — Clothing Manufacturing	(2.48)%
Coach Inc *		(51,700)	$(1,838,969)
Liz Claiborne Inc		(146,000)	(2,582,740)
Polo Ralph Lauren Corp		(19,900)	(1,234,198)

			(5,655,907)
Auto Manufacturers	(1.04)%
Daimler AG		(30,700)	(2,376,794)

Banks — Money Center	(0.50)%
Bank Of America Corp		(30,700)	(1,152,478)

Banks – Northeast	(0.83)%
Susquehanna Bankshares Inc Pa		(95,900)	(1,907,451)
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS — (Continued)
April 30, 2008

			Market
		Shares	Value
Banks — Southeast	(1.64)%
First Bancorp Holding Co		(16,500)	$(169,785)
Popular Inc		(214,700)	(2,677,309)
Whitney Holdings Corp		(38,400)	(898,944)

			(3,746,038)

Banks — Super Regional	(2.76)%
BB&T Corp		(73,900)	(2,534,031)
Regions Financial Corp		(118,700)	(2,601,904)
Wells Fargo & Company		(39,600)	(1,178,100)

			(6,314,035)

Banks — West / Southwest	(1.57)%
Umpqua Holdings Corp		(172,800)	(2,548,800)
Zions Bancorp		(22,600)	(1,047,510)

			(3,596,310)

Building — Cement / Concrete / Aggregates	(2.78)%
Cemex Sab De Cv ADS *		(96,100)	(2,657,165)
Martin Marietta Materials		(22,400)	(2,450,112)
Vulcan Materials Co		(18,100)	(1,245,642)

			(6,352,919)

Building — Construction Products / Miscellaneous	(0.85)%
Mohawk Industries Inc *		(25,600)	(1,950,464)

Building — Hand Tools	(1.09)%
Black & Decker Corp		(18,100)	(1,187,903)
Toro Co		(30,600)	(1,297,134)

			(2,485,037)

Building — Residential / Commercial	(1.90)%
Beazer Homes U S A Inc *		(96,100)	(1,063,827)
DR Horton Inc		(65,800)	(1,019,242)
Hovnanian Enterprises A *		(108,100)	(1,277,742)
Ryland Group		(30,800)	(984,984)

			(4,345,795)
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS — (Continued)
April 30, 2008

			Market
		Shares	Value
Commercial Services — Leasing	(1.17)%
Hertz Global Holdings *		(208,400)	$(2,680,024)

Commercial Services — Staffing	(0.81)%
Robert Half Intl Inc		(78,200)	(1,853,340)

Computer — Tech Services	(0.63)%
Amdocs Limited *		(46,000)	(1,443,480)

Cosmetics / Personal Care	(1.17)%
Estee Lauder Cos Cl A		(58,600)	(2,672,746)

Electronic — Scientific / Measuring	(0.56)%
Danaher Corp		(16,300)	(1,271,726)

Finance — Consumer / Commercial Lenders	(0.58)%
Capital One Financial Cp		(24,900)	(1,319,700)

Finance — Investment Brokers	(1.85)%
Lehman Brothers Holdings Inc		(52,400)	(2,318,176)
Merrill Lynch & Co Inc		(38,400)	(1,913,472)

			(4,231,648)

Leisure — Products	(2.75)%
Brunswick Corp		(149,600)	(2,495,328)
Harley Davidson Inc		(99,100)	(3,790,575)

			(6,285,903)

Medical — Hospitals	(1.13)%
Community Health System *		(68,500)	(2,570,805)

Medical — Outpatient / Home Care	(1.67)%
Amedisys Inc *		(73,500)	(3,807,300)

Medical — Systems / Equipment	(1.11)%
Abaxis Inc *		(99,300)	(2,530,164)
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS — (Continued)
April 30, 2008

			Market
		Shares	Value
Office — Equipment & Automation	(1.18)%
Pitney-Bowes Inc		(74,400)	$(2,686,584)

Oil & Gas — Refining / Marketing	(0.92)%
Sunoco Inc		(45,200)	(2,097,732)

Real Estate Operations	(0.48)%
CB Richard Ellis Group *		(47,000)	(1,086,640)

Retail — Clothing / Shoe	(0.77)%
Chicos Fas Inc *		(248,200)	(1,754,774)

Retail — Consumer Electronics	(0.43)%
Best Buy Co Inc		(23,100)	(993,762)

Retail — Restaurants	(1.54)%
Bob Evans Farms Inc		(88,000)	(2,470,160)
CBRL Group Inc		(28,400)	(1,049,096)

			(3,519,256)

Retail — Super / Mini Markets	(0.42)%
Whole Foods Market Inc		(29,700)	(969,408)

Retail / Wholesale — Autos / Parts	(1.15)%
Autonation Inc *		(163,700)	(2,620,837)

Retail / Wholesale — Jewelry	(1.04)%
Zale Corp *		(114,400)	(2,370,368)

Total Securities Sold Short	(38.80)%		$(88,649,425)

(Proceeds $86,843,768)

*	Non-income producing security
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2008

ASSETS
Investments, at value (cost $230,804,175)	$232,919,974
Deposits with brokers for securities sold short	94,462,149
Receivables:
Investment securities sold	21,682,186
Interest and dividends	235,885
Capital shares sold	21,576
Other assets	3,380

Total Assets	349,325,150

LIABILITIES
Securities sold short, not yet purchased (proceeds $86,843,768)	88,649,425
Payables
Investment securities purchased	22,873,978
Capital shares redeemed	9,107,078
Investment advisory fee	165,005
Dividends expense payable	56,618
Accrued expenses and other	18,709

Total Liabilities	120,870,813

Total Net Assets	$228,454,337

NET ASSETS
Undistributed net investment income	$537,868
Accumulated net realized gain on investments	7,291,310
Net unrealized appreciation of investments	310,142
Paid-in capital applicable to 10,674,195 shares outstanding;
par value $0.10 per share; 30,000,000 shares authorized	220,315,017

$228,454,337

NET ASSET VALUE AND OFFERING / REDEMPTION PRICE PER SHARE	$21.40

NET ASSET VALUE PER SHARE NET OF 2% REDEMPTION FEE *	$20.97

*	A redemption fee of 2% is assessed on the sale of shares held less than six months.
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
STATEMENT OF OPERATIONS
For the year ended April 30, 2008

INVESTMENT INCOME
Interest	$5,748,522
Dividends (net of $275 foreign tax withheld)	1,188,226

Total investment income	6,936,748

EXPENSES
Investment advisory fees (Note 2)	1,659,872
Dividend expense on securities sold short	2,011,039
Interest expense	360,573
Accounting fees	96,233
Professional fees	62,254
Directors’ fees and expenses	62,577
Insurance expense	12,360
Transfer agent fees	80,497
Custodian fees	21,105
Blue sky servicing fees	62,543
Shareholder report printing	16,302
Administrative fees	5,417
Chief compliance officer expense	45,082
Other	15,601

Total expenses	4,511,455

Net investment income	2,425,293

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(12,024,047)
Net realized gain on securities sold short	34,792,391
Change in unrealized appreciation on investments	(238,138)
Change in unrealized appreciation / (depreciation) on securities sold short	(3,478,513)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	19,051,693

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,476,986

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	April 30, 2008	April 30, 2007
INCREASE (DECREASE) IN NET ASSETS

Operations
Net investment income	$2,425,293	$3,704,250
Net realized gain from investments	22,768,344	18,997,173
Net change unrealized appreciation (depreciation) on investments	(3,716,651)	(3,081,440)

Net increase in net assets resulting from operations	21,476,986	19,619,983

Distributions to shareholders
Net investment income	(3,663,112)	(3,896,574)
Net realized gains on investments	(2,992,373)	—

Net distributions to shareholders	(6,655,485)	(3,896,574)

Capital share transactions
Net proceeds from sale of shares	134,751,353	18,620,980
Reinvested distributions	6,094,607	3,394,369
Cost of shares redeemed	(62,928,753)	(55,546,161)
Redemption fee proceeds	378,678	17,143

Net increase / (decrease) in net assets resulting from capital share transactions	78,295,885	(33,513,669)

INCREASE / (DECREASE) IN NET ASSETS	93,117,386	(17,790,260)

Net Assets
Beginning of year	135,336,951	153,127,211

End of year (including undistributed net investment income of $537,868 and $1,068,427 respectively)	$228,454,337	$135,336,951

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
STATEMENT OF CASH FLOWS
For the year ended April 30, 2008

Increase (decrease) in cash -
Cash flows from operating activities:
Net increase in net assets from operations	$21,476,986
Adjustments to reconcile net decrease in net assets from operations to net cash provided in operating activities:
Purchase of investment securities	(755,541,474)
Proceeds from disposition of investment securities	738,097,554
Purchase of short term securities — net	(93,663,905)
Increase in deposits with brokers for securities sold short	(60,122,989)
Increase in interest and dividends receivable	(27,300)
Increase in receivable for securities sold	(19,392,732)
Increase in other assets	(3,380)
Increase in securities sold short	89,929,360
Increase in payable for securities purchased	17,549,633
Increase in payable for dividend expense	28,962
Increase in accrued expenses	52,107
Unrealized appreciation on long investment	238,138
Unrealized depreciation on short investment	3,478,513
Net realized loss from long investments	12,024,047
Net realized gains from short sales	(34,792,391)

Net cash used in operating activities	(80,668,871)

Cash flows from financing activities:
Proceeds from shares sold	134,764,753
Payment on shares redeemed	(53,535,003)
Cash distributions paid	(560,879)

Net cash provided in financing activities	80,668,871

Net change in cash	—

Cash:
Beginning balance	—

Ending balance	$—

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $6,094,607.
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each year

	Years Ended April 30,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$18.68	$16.69	$17.35	$17.38	$18.02

Income (loss) from investment operations
Net investment income (loss)	0.20	0.53	0.28	0.01	(0.10)
Net realized and unrealized gain (loss) on investments	3.15	1.99	(0.76)	(0.04)	(0.54)

Total from investment operations	3.35	2.52	(0.48)	(0.03)	(0.64)

Less distributions
From net investment income	(0.37)	(0.53)	(0.19)	0.00	0.00
From net realized gain on investments	(0.30)	0.00	0.00	0.00	0.00

Total distributions	(0.67)	(0.53)	(0.19)	0.00	0.00

Redemption fee proceeds	0.04	0.00 *	0.01	0.00 *	0.00 *

Net asset value, end of year	$21.40	$18.68	$16.69	$17.35	$17.38

Total Return	17.92%	15.31%	-2.74%	-0.17%	-3.55%

Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$228,454	$135,337	$153,127	$207,256	$235,949

Ratios to average net assets:

Management fees	0.84%	0.87%	0.86%	0.83%	0.81%

Administrative expenses	0.24%	0.35%	0.22%	0.21%	0.16%

Expenses before dividends on securities sold short	1.08%	1.22%	1.08%	1.04%	0.97%

Interest expense	0.18%	0.09%	0.00%	0.00%	0.00%

Expenses from dividends on securities sold short	1.02%	0.37%	0.97%	0.75%	0.47%

Total expenses	2.28%	1.68%	2.05%	1.79%	1.44%

Net investment income (loss)	1.23%	2.64%	1.52%	0.08%	-0.48%

Portfolio turnover	712%	529%	459%	414%	611%

*	Amount is less than $0.01.
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
April 30, 2008
The Caldwell & Orkin Market Opportunity Fund (the “Fund”) is the only active investment portfolio of The Caldwell & Orkin Funds, Inc. (“Caldwell & Orkin”), an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended, and incorporated under the laws of the State of Maryland on August 15, 1989. Prior to June, 1992, Caldwell & Orkin’s name was The OTC Select-100 Fund, Inc. and consisted of only one portfolio, The OTC Select-100 Fund. The shareholders of The OTC Select-100 Fund subsequently approved changing the corporate name from The OTC Select-100 Fund, Inc. to The Caldwell & Orkin Funds, Inc. and to amend the investment objective and policies of The OTC Select-100 Fund. As a result of such amendment, The OTC Select-100 Fund was renamed and its assets and objectives were those of the Caldwell & Orkin Aggressive Growth Fund. In August, 1996, the Board of Directors of Caldwell & Orkin approved changing the name of the Caldwell & Orkin Aggressive Growth Fund to the Caldwell & Orkin Market Opportunity Fund. The Fund’s objectives are to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation. The Fund seeks to outperform the stock market over the long-term, as measured by indices such as the S&P 500 with Income.
1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Securities Valuation

Securities are stated at the closing price on the date at which the net asset value (“NAV”) is being determined. If the date of determination is not a trading date, the last bid price is used for a value instead. Short-term investments having a maturity of 60 days or less at the time of the purchase are stated at amortized cost, which approximates market value. Any assets or securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors in accordance with the Fund’s Fair Value Pricing Policy.

Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share. The Fund charges a 2.00% redemption fee on shares held less than six months. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation.

Securities Transactions And Related Investment Income

Securities transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded as earned. Realized gains and losses from investment transactions are determined using the specific identification method.

Cash

The Fund maintains cash available for the settlement of securities transactions and capital shares reacquired. Available cash is invested daily in money market instruments.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS – (Continued)
April 30, 2008
Income Taxes

The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends, in each calendar year, at least 98% of its net investment income (earned during the calendar year) and at least 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

For the year ended April 30, 2008, the Fund made a distribution of $0.37 per share from ordinary income and a distribution of $0.30 per share from capital gains.

Effective April 30, 2008 the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”. FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. Tax positions not deemed to meet the “more likely than not” threshold are recorded as a tax expense in the current year.

FIN 48 requires the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Fund include Federal and the state of Georgia. As of April 30, 2008 open Federal and Georgia tax years include the tax years ended April 30, 2005 through April 30, 2008. The Fund has no examinations in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Funds’ financial position or results of operations. There is on tax liability resulting from unrecognized tax benefits relating to uncertain income positions taken or expected to be taken on the tax returns for the fiscal year-end April 30, 2008. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS – (Continued)
April 30, 2008
Reclassification of Capital Accounts

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended April 30, 2008, the Fund increased undistributed net investment income by $707,260, and decreased paid-in capital by $707,260 due to certain permanent book and tax differences.
2.	COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Fund has entered into a management agreement with C&O Funds Advisor, Inc. (the “Adviser”) pursuant to which the Adviser provides space, facilities, equipment and personnel necessary to perform administrative and investment management services for the Fund. The management agreement provides that the Adviser is responsible for the actual management of the Fund’s portfolio. For such services and expenses assumed by the Adviser, the Fund pays a monthly advisory fee at incremental annual rates as follows:

Advisory Fee	Average Daily Net Assets
.90%	Up to $100 million
.80%	In excess of $100 million but not greater than $200 million
.70%	In excess of $200 million but not greater than $300 million
.60%	In excess of $300 million but not greater than $500 million
.50%	In excess of $500 million
For the year ended April 30, 2008, the Fund incurred $1,659,872 in Advisory fees.

The Adviser has agreed to reimburse the Fund to the extent necessary to prevent the Fund’s annual ordinary operating expenses (including management fees and administrative expenses) from exceeding 2.0% of the Fund’s average daily net assets. Ordinary operating expenses exclude portfolio transaction costs (dividend expense, interest expense and brokerage commissions), taxes and extraordinary charges such as litigation costs. No such reimbursement was required for the year ended April 30, 2008.

The Fund has entered into a distribution agreement with IFS Fund Distributors, Inc. (the “Distributor”) pursuant to which the Distributor provides broker/dealer services for the Fund. The Distributor is responsible for the sales and redemptions of the Fund’s shares. The Distributor does not charge the Fund for these services.

C&O Funds Advisor, Inc. is a wholly-owned subsidiary of Caldwell & Orkin, Inc.
3.	INVESTMENT PORTFOLIO TRANSACTIONS
Investment Purchases and Sales

For the year ended April 30, 2008, purchases of investments and proceeds from sales of investments (excluding securities sold short and short-term investments) totaled $734,044,578, and $712,006,724, respectively.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS – (Continued)
April 30, 2008
Short Sales and Segregated Cash

Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To initiate such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date, completing the transaction.

The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates.

All short sales must be fully collateralized. The Fund maintains the collateral in segregated accounts consisting of cash and/or U.S. Government securities sufficient to collateralize the market value of its short positions. Typically, the segregated cash with brokers and other financial institutions exceeds the minimum required. Deposits with brokers for securities sold short are invested in money market instruments. Segregated cash is held at the custodian in the name of the broker per a tri-party agreement between the Fund, the custodian, and the broker.

The Fund may also sell short “against the box”, i.e., the Fund enters into a short sale as described above, while holding an offsetting long position in the same security which it sold short. If the Fund enters into a short sale against the box, it will segregate an equivalent amount of securities owned by the Fund as collateral while the short sale is outstanding.

The Fund limits the value of its short positions (excluding short sales “against the box”) to 60% of the Fund’s total net assets. At April 30, 2008, the Fund had 39% of its total net assets in short positions.

For the year ended April 30, 2008, the cost of investments purchased to cover short sales and the proceeds from investments sold short were $829,920,417 and $919,849,777, respectively.

4.	DISTRIBUTIONS TO SHAREHOLDERS

On December 17, 2007, a distribution of $0.67 per share was declared. The dividend was paid on December 18, 2007, to shareholders of record on December 17, 2007.

The tax character of distributions paid for the years ending April 30, 2008 and 2007 were as follows:

	2008		2007
Distributions paid from:
Ordinary income	$5,378,886		$3,896,574
Capital gains	$1,276,599	*	—

*	The Fund designates $1,276,599 as a long term capital gain dividend pursuant to Section 852(6)(3) of the Internal Revenue Code for the fiscal year ended April 30, 2008.
Distribution classifications may differ from the Statement of Changes in Net Assets as a result of the treatment of short term capital gains as ordinary income for tax purposes.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS – (Continued)
April 30, 2008
As of April 30, 2008, the components of distributable earnings on a tax basis were as follows:

Cost of investments (long positions)	$234,528,906
Cost of investments (short positions)	(86,843,768)

Total cost of investments	$147,685,138

Gross tax unrealized appreciation	3,832,435
Gross tax unrealized depreciation	(7,247,024)

Net tax unrealized depreciation	(3,414,589)

Undistributed ordinary income	9,481,738

Accumulated net realized gain	2,072,171

Total distributable earnings	11,553,909

Total accumulated earnings	$8,139,320

Net investment income / (loss), net realized gains / (losses) and unrealized appreciation / depreciation differ for financial statement and tax purposes due to differing treatments of short term capital gains, nondeductible dividend expense and wash sale loss deferrals.
5.	CAPITAL SHARE TRANSACTIONS
Capital share transactions were as follows:

	Year ended	Year ended
	April 30, 2008	April 30, 2007
Shares sold	6,059,784	1,054,310
Shares reinvested	267,895	194,743
Shares reacquired	(2,897,657)	(3,181,111)

Net increase (decrease) in shares outstanding	3,430,022	(1,932,058)

6.	RELATED PARTY TRANSACTIONS
As of April 30, 2008, Caldwell & Orkin, Inc. and Michael B. Orkin had ownership of the Fund of 0.32% and 2.66%, respectively.
7.	RECENT ACCOUNTING PRONOUNCEMENTS
In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Fund’s financial position or results of operations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Directors
The Caldwell & Orkin Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Caldwell & Orkin Market Opportunity Fund, a series of The Caldwell & Orkin Funds, Inc., as of April 30, 2008, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Caldwell & Orkin Market Opportunity Fund as of April 30, 2008, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

          TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
June 25, 2008

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
ADDITIONAL INFORMATION (unaudited)
Information about the Board of Directors and officers* of the Caldwell & Orkin Market Opportunity Fund as of April 30, 2008 is set forth below. The Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and officers and is available free of charge, upon request, by calling (800) 237-7073. The address for each of the persons named below is 5185 Peachtree Parkway, Suite 370, Norcross, GA 30092-6542.

Number of
	Term of		Funds in
	Office and		Fund	Other
Name, (Age) and	Length of		Complex	Directorships
Position(s)	Time	Principal Occupation(s) During	Overseen by	Held by
Held with Fund	Served (1)	Past Five Years	Director	Director
DISINTERESTED DIRECTORS

Frederick T. Blumer (49) Chairman	Since 1990	Mr. Blumer is Vice President of HUGHES Telematics, Inc., and was formerly the CEO of X-spand International, Inc.	One	None

David L. Eager (65) Director	Since 1992	Mr. Eager is a Partner at Eager, Davis & Holmes LLC, and was formerly Director for Product Development for Driehaus Capital Management and a Global Partner with William M. Mercer, Inc.	One	Veracity Mutual Fund

James L. Underwood (57)	Since 2006	Mr. Underwood is the President of Tarpley & Underwood, P.C. and Tarpley & Underwood Financial Advisors LLC.	One	None

INTERESTED DIRECTOR

Michael B. Orkin (48) (2) Director, President, Portfolio Manager	Since 1990	Mr. Orkin is the CEO and sole shareholder of Caldwell & Orkin, Inc., of which the Adviser is a wholly- owned subsidiary. Mr. Orkin has been a portfolio manager at Caldwell & Orkin, Inc. since 1985, and is a Chartered Financial Analyst.	One	None

OFFICERS WHO ARE NOT DIRECTORS

David R. Bockel (31) Secretary & Ass’t Treasurer	Since 2006	Mr. Bockel is an Assistant Portfolio Manager for Caldwell & Orkin, Inc.	N/A	None

William C. Horne (50) Chief Compliance Officer &	Since 2004	Mr. Horne is the Director of Client Services and Chief Compliance Officer	N/A	None
Treasurer	Since 2006	of Caldwell & Orkin, Inc.

*	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs policy-making decisions.

1	Each Director serves until his / her successor is duly elected and qualified, or until his / her death, resignation or removal.

2	Mr. Orkin is an interested person of the Fund by reason of his position with the Adviser.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
Annual Report to Shareholders (unaudited)

BOARD OF DIRECTORS	CUSTODIAN
Frederick T. Blumer, Independent Chairman	JPMorgan Chase Bank, N.A.
Michael B. Orkin, President	1111 Polaris Parkway, Suite 2N
David L. Eager	Columbus, OH 43240
James L. Underwood

INDEPENDENT REGISTERED
INVESTMENT ADVISER	PUBLIC ACCOUNTING FIRM
C&O Funds Advisor, Inc.	Tait, Weller & Baker LLP
5185 Peachtree Parkway	1818 Market Street, Suite 2400
Suite 370	Philadelphia, PA 19103-3638
Norcross, GA 30092-6542

LEGAL COUNSEL
DISTRIBUTOR	Paul, Hastings, Janofsky & Walker LLP
IFS Fund Distributors, Inc.	600 Peachtree Street, N.E.
303 Broadway, Suite 1100	Suite 2400
Cincinnati, OH 45202	Atlanta, GA 30308

TRANSFER, REDEMPTION &	INDEPENDENT DIRECTORS’ COUNSEL
DIVIDEND DISBURSING AGENT	Arnall Golden Gregory LLP
JPMorgan	171 17th Street, NW
303 Broadway, Suite 900	Suite 2100
Cincinnati, OH 45202	Atlanta, GA 30363
The Caldwell & Orkin Market Opportunity Fund’s (the “Fund”) portfolio may or may not have positions in any of the companies referenced in this Report to Shareholders as of any date after April 30, 2008. The commentary reflects the views of the portfolio manager (or Adviser) through the end of the period or through the date of this report, as the case may be. Of course, these views are subject to change as market and other conditions warrant. These financial statements are submitted for the general information of the Fund’s shareholders. They are not authorized for distribution to prospective investors unless preceded or accompanied by an effective Fund Prospectus.
Availability of Proxy Voting Policy & Procedures, Proxy Voting Record and Code of Ethics — A description of a) the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities, b) how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, and c) the Code of Ethics applicable to the principal officers of the Fund are available without charge, upon request, by calling toll-free (800) 237-7073, or on the Securities and Exchange Commission’s (the “Commission’s”) website at http://www.sec.gov.
Availability of Quarterly Portfolio Schedule — The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Fund Information — For information about the Fund please call (800) 237-7073 or visit the Fund’s website at www.caldwellorkin.com. For information about a specific Fund account, please call Shareholder Services at (800) 467-7903.
Fund Listings — The Fund is listed in many newspapers as C&OMktOpp or CaldOrkMO. The Fund’s Quotation symbol is COAGX. The Fund’s CUSIP number is 128819307.
Caldwell & Orkin Market Opportunity Fund
5185 Peachtree Parkway, Suite 370
Norcross, GA 30092-6542
E-mail: Info@CaldwellOrkin.com

Item 2. Code of Ethics.
(a) As of the end of the period covered by this report, the registrant has adopted a Supplemental Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Supplemental Code of Ethics”).
(b) There have been no amendments, during the period covered by this report, to any provisions of the Supplemental Code of Ethics.
(c) The registrant has not granted any waivers during the period covered by this report from any provisions of the Supplemental Code of Ethics.
(d) Not Applicable.
(e) Not Applicable.
(f) A copy of the registrant’s Supplemental Code of Ethics is filed as an exhibit hereto pursuant to Item 11(a). The registrant undertakes to provide a copy of the Supplemental Code of Ethics to any person, without charge upon written request to the registrant at its address at 5185 Peachtree Parkway, Suite 370, Norcross, GA 30092-6542.
Item 3. Audit Committee Financial Expert.
(a)(1) The registrant does not have an audit committee financial expert serving on its audit committee.
(a)(2) Not applicable.
(a)(3) At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $22,500 for the fiscal year ended April 30, 2007 and $23,500 for the fiscal year ended April 30, 2008.
(b) Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 in the fiscal year ended April 30, 2007 and $0 in the fiscal year ended April 30, 2008.

(c) Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,500 in the fiscal year ended April 30, 2007 and $2,700 in the fiscal year ended April 30, 2008.
(d) All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $1,000 in the fiscal year ended April 30, 2007, and $1,000 in the fiscal year ended April 30, 2008, for cursory reviews of the October 31, 2006 and October 31, 2007 semi-annual reports.
(e) Audit Committee Pre-Approval Processes: The registrant’s Audit Committee pre-approves any audit or non-audit services provided by the independent auditors to the registrant, and pre-approves, if applicable, any non-audit services provided by the independent auditors to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is 100%.
(f) Not applicable
(g) $1,000 in non-audit fees were billed to the registrant during the year ended April 30, 2007, and $1,000 in non-audit fees were billed to the registrant during the year ended April 30, 2008 for cursory reviews of the October 31, 2006 and October 31, 2007 semi-annual reports.
(h) No such services were rendered during the fiscal year ended April 30, 2007 and the fiscal year ended April 30, 2008.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments
A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls And Procedures.
(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing of this report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) The code of ethics that is the subject of disclosure required by Item 2 is attached hereto as 99.CODE.
(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as 99.302CERT.
(a)(3) Not applicable.
(b)(1) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as 99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CALDWELL & ORKIN FUNDS, INC.
By:	/s/ Michael B. Orkin
Michael B. Orkin, President

Date: July 9, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael B. Orkin
Michael B. Orkin, President
Date: July 9, 2008

By:	/s/ William C. Horne
William C. Horne, Treasurer
Date: July 9, 2008